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Exhibit 10.8

AMERICAN FUNDS DISTRIBUTORS, INC.
STANDARDIZED 401(K) PLAN

        By executing this 401(k) plan Adoption Agreement (the "Agreement") under the American Funds Distributors, Inc. Prototype Plan, the Employer agrees to establish or continue a 401(k) plan for its Employees. The 401(k) plan adopted by the Employer consists of the Basic Plan Document #02 (the "BPD") and the elections made under this Agreement (collectively referred to as the "Plan"). A Related Employer may jointly co-sponsor the Plan by signing a Co-Sponsor Adoption Page, which is attached to this Agreement. (See Section 22.164 of the BPD for the definition of a Related Employer.) This Plan is effective as of the Effective Date identified on the Signature Page of this Agreement.

1.
Employer Information

a.
Name and address of Employer executing the Signature Page of this Agreement:    Allegiant Air, LLC 3301 N. Buffalo Drive, Suite B-9 Las Vegas, Nevada 89129

b.
Employer Identification Number (EIN) for the Employer:    20-0808621

c.
Business entity of Employer (optional):

☐(1)
C-Corporation

☐(2)
S-Corporation

☒(3)
Limited Liability Corporation

☐(4)
Sole Proprietorship

☐(5)
Partnership

☐(6)
Limited Liability Partnership

☐(7)
Government

☐(8)
Other

d.
Last day of Employer's taxable year (optional):    December 31

e.
Does the Employer have any Related Employers (as defined in Section 22.164 of the BPD)?

☒(1)
Yes

☐(2)
No

f.
If c. is yes, list the Related Employers (optional):

Fresno Jet Center

CMS Solutions

[Note: All Related Employers must execute a Co-Sponsor Adoption Page. See Section 1.3 of the BPD.]

2.
Plan Information

a.
Name of Plan:    Allegiant Air 401(k) Retirement Plan

b.
Plan number (as identified on the Form 5500 series filing for the Plan):    001

c.
Trust identification number (optional):

  d.
  Plan Year:    [Check (1) or (2) Selection (3) may be selected in addition to (1) or (2) to identify a Short Plan Year.]

  ☒(1)
  The calendar year.

  ☐(2)
  The 12-consecutive month period ending      .

  ☐(3)
  The Plan has a Short Plan Year beginning      and ending      .

3.
Types of Contributions

  The following types of contributions are authorized under this Plan. The selections made below should correspond with the selections made under Parts 4A, 4B, 4C, 4D and 4E of this Agreement.

  ☒a.
  Section 401(k) Deferrals (see Part 4A).

  ☒b.
  Employer Matching Contributions (see Part 4B).

  ☐c.
  Employer Nonelective Contributions (see Part 4C).

  ☐d.
  Safe Harbor Matching Contributions (see Part 4E, #27).

  ☐e.
  Safe Harbor Nonelective Contributions (see Part 4E, #28).

  ☐f.
  None.    This Plan is a frozen Plan effective      (see Section 2.1(d) of the BPD.

Part I—Eligibility Conditions

(See Article 1 of the BPD)

4.
Excluded Employees.    [Check a. or check b. and/or c. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.2 of the BPD for rules regarding the determination of Excluded Employees for QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☐	☐	☐	Non excluded categories of Employees.
b.	☒	☒	☐	Union Employees (see Section 22.202 of the BPD).
c.	☒	☒	☐	Nonresident Alien Employees (see Section 22.124 of the BPD)
5.
Minimum age and service conditions for becoming an Eligible Participant. [Check a. or check b, and/or any one of c. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.4 of the BPD for the application of the minimum age and service conditions for purposes of QNECs, QMACs and Safe Harbor Contributions. See Part 7 of this Agreement for special service crediting rules.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☐	☐	☐	None (conditions are met on Employment Commencement Date).
b.	☒	☒	☐	Age 18 (cannot exceed age 21).
c.	☐	☐	☐	One Year of Service.
d.	☒	☒	☐
1 consecutive months (not more than 12) during which the Employee completes at least Hours of Service (cannot exceed 1,000). If an Employee does not satisfy this requirement in the first designated period of months following his/her Employment Commencement Date, such Employee will be deemed to satisfy this condition upon completing a Year of Service (as defined in Section 1.4(b) of the BPD).
e.	N/A	☐	☐	Two Years of Service. [Full and immediate vesting must be selected under Part 6 of this Agreement.]
☐6.
Dual eligibility.    Any Employee (other than an Excluded Employee) who is employed on the Effective Date of this Plan is deemed to be an Eligible Participant as of such date, without regard to any Entry Date selected under Part 2. See Section 1.4(d)(2) of the BPD. [Note: If this #6 is not checked, the provisions of Section 1.4(d)(1) of the BPD apply.]

Part 2—Commencement of Participation

(See Section 1.5 of the BPD)

7.
Entry Date upon which participation begins after completing minimum age and service conditions under Part 1, #5 above.    [Check one of a. - e. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☐	☐	☐	The next following Entry Date (as defined in #8 below)
b.	☒	☒	☐	The Entry Date (as defined in #8 below) coinciding with or next following the completion of the age and service conditions.
c.	N/A	☐	☐	The nearest Entry Date (as defined in #8 below).
d.	N/A	☐	☐	The preceding Entry Date (as defined in #8 below).
e.	☐	☐	☐	The date the age and service conditions are satisfied. [Also check #8.f. below for the same type of contribution(s) checked here.]

8.
Definition of Entry Date.    [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement. See Section 1.5 of the BPD for determining the Entry Date applicable to QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☐	☐	☐	The first day of the Plan Year and the first day of 7th month of the Plan Year.
b.	☒	☒	☐	The first day of each quarter of the Plan Year.
c.	☐	☐	☐	The first day of each month of the Plan Year.
d.	☐	☐	☐	The first day of the Plan Year. [If #7.a. or #7.b. above is checked for the same type of contribution as checked here, see the restrictions in Section 1.5(b) of the BPD.]
e.	☐	☐	☐	The first day of the Plan Year and the date which is six months after the completion of the requirements elected in Part 1, #5 above.
f.	☐	☐	☐	The date the conditions in Part 1, #5 above are satisfied. [This f. should be checked for a particular type of contribution only if #7.c above is also checked for that type of contribution.]

Part 3—Compensation Definitions

(See Sections 22.102 and 22.197 of the BPD)

9.
Definition of Total Compensation:

☐a.
W-2 Wages.

☒b.
Withholding Wages.

☐c.
Code §415 Safe Harbor Compensation.

  [Note: Each of the above definitions is increased for Elective Deferrals (as defined in Section 22.61 of the BPD), for pre-tax contributions to a cafeteria plan or a Code §457 plan, and for qualified transportation fringes under Code §132(f)(4). See Section 22.197 of the BPD.]

10.
Definition of Included Compensation for allocation of contributions or forfeitures:    [Check a. or b. for those contributions the Employer elects under Part 4 of this Agreement. If b. is selected for a particular contribution, also check any combination of c. through f. for that type of contribution. See

  Section 22.102 of the BPD for determining Included Compensation for QNECs, QMACs and Safe Harbor Contributions.]

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☒	☒	☐	Total Compensation, as defined in #9 above.
b.	☐	☐	☐	Total Compensation, as defined in #9 above, with the following exclusions:
c.	N/A	☐	☐	Elective Deferrals, pre-tax contributions to a cafeteria plan or a Code §457 plan, and qualified transportation fringes under Code §132(f)(4) are excluded. See Section 22.102 of the BPD.
d.	☐	☐	☐	Fringe benefits, expense reimbursements, deferred compensation, and welfare benefits are excluded.
e.	☐	☐	☐	Compensation above $ is excluded.
f.	☐	☐	☐	(Describe modifications to Included Compensation):

  [Note: The definition of Included Compensation must satisfy the nondiscrimination requirements under Code §414(s) and the regulations thereunder. Therefore, any exclusion from Included Compensation under f. will apply only to Highly Compensated Employees.]

11.
Definition applies to all Employees.    Any exclusions elected under #10.c. through #10.e. above apply uniformly to all Employees of the Employer.

Part 4A—Section 401(k) Deferrals

(See Section 2.3(a) of the BPD)

☒
Check this selection and complete the applicable sections of this Part 4A to allow for Section 401(k) Deferrals under the Plan.

☒12.
Section 401(k) Deferral limit.    18% of Included Compensation. [If this #12 is not checked, the Code §402(g) deferral limit described in Section 17.1 of the BPD and the Annual Additions Limitation under Article 7 of the BPD still apply.]

☒a.
Applicable period.    The limitation selected under #12 applies with respect to included Compensation earned during:

☒(1)
the Plan Year.

☐(2)
the portion of the Plan Year in which the Employee is an Eligible Participant.

☐(3)
each separate payroll period during which the Employee is an Eligible Participant.

☐b.
Limit applicable only to Highly Compensated Employees.    [If this b. is not checked, any limitation selected under #12 applies to all Eligible Participants.]

☐(1)
The limitation selected under #12 applies only to Highly Compensated Employees.

☐(2)
The limitation selected under #12 applies only to Nonhighly Compensated Employees. Highly Compensated may defer up to      % of Included Compensation (as determined under a. above). [The percentage inserted in this (2) for Highly Compensated Employees must be lower than the percentage inserted in #12 for Nonhighly Compensated Employees.]

☒13.
Minimum deferral rate:    [If this #13 is not checked, no minimum deferral rate applies to Section 401(k) Deferrals under the Plan.]

☒a.
1% of Included Compensation for a payroll period.

☐b.
$      for a payroll period.

☐14.
Automatic deferral election.    (See Section 2.3(a)(2) of the BPD.) An Eligible Participant will automatically defer      % of Included Compensation for each payroll period, unless the Eligible Participant makes a contrary Salary Reduction Agreement election on or after      . This automatic deferral election will apply to:

☐a.
all Eligible Participants.

☐b.
only those Employees who become Eligible Participants on or after the following date:

☐15.
Effective Date.    If this Plan is being adopted as a new 401(k) plan or to add a 401(k) feature to an existing plan, Eligible Participants may begin making Section 401(k) Deferrals as of:

Part 4 B—Employer Matching Contributions

(See Sections 2.3(b) and (c) of the BPD)

☒
Check this selection and complete this Part 4B to allow for Employer Matching Contributions.    [Note: Do not check this selection if the only Employer Matching Contributions authorized under the Plan are Safe Harbor Matching Contributions. Instead, complete the applicable elections under Part 4E of this Agreement. If a "regular" Employer Matching Contribution will be made in addition to a Safe Harbor Matching Contribution, complete this Part 4B for the "regular" Employer Matching Contribution and Part 4E for the Safe Harbor Matching Contribution. To avoid ACP Testing with respect to any "regular" Employer Matching Contributions, such contributions may not be based on applicable contributions in excess of 6% of Included Compensation and any discretionary "regular" Employer Matching Contributions may not exceed 4% of Included Compensation.]

16.
Employer Matching Contribution Formula(s):    [See the operating rules under #17 below.]

☒a.
Fixed matching contribution.    50% of each Eligible Participant's Section 401(k) Deferrals. The Employer Matching Contribution does not apply to Section 401(k) Deferrals that exceed:

☒(1)
6% of Included Compensation.

☐(2)
$      .

    [Note: If neither (1) nor (2) is checked, all Section 401(k) Deferrals are eligible for the Employer Matching Contribution under this formula.]

  ☐b.
  Discretionary matching contribution.    A uniform percentage, as determined by the Employer, of each Eligible Participant's Section 401(k) Deferrals.

  ☐(1)
  The Employer Matching Contribution allocated to any Eligible Participant may not exceed      % of Included Compensation.

  ☐(2)
  The Employer Matching Contribution will apply only to a Participant's Section 401(k) Deferrals that do not exceed:

  ☐(a)
        % of Included Compensation.

  ☐(b)
  $      .

      ☐(c)
      a dollar amount or percentage of Included Compensation that is uniformly determined by the Employer for all Eligible Participants.

      [Note: If none of the selections (a) through (c) is checked, all Section 401(k) Deferrals are eligible for the Employer Matching Contribution under this formula.]

  ☐c.
  Tiered matching contribution.    A uniform percentage of each tier of each Eligible Participant's Section 401(k) Deferrals, determined as follows:

Tiers of contributions	Matching percentage
(indicate $ or %)
(1) First	(2)
(3) Next	(4)
(5) Next	(6)
(7) Next	(8)

    [Note: Fill in only percentages or dollar amounts, but not both. If percentages are used, each tier represents the amount of the Participant's Section 401(k) Deferrals that equals the specified percentage of the Participant's Included Compensation. The matching percentage for any tier may not be greater than the matching percentage for any earlier tier.]

  ☐d.
  Net Profits.    Any Employer Matching Contributions made in accordance with the elections under this #16 are limited to Net Profits. [If this d. is checked, also select (1) or (2) below.]

  ☐(1)
  Default definition of Net Profits.    For purposes of this selection d., Net Profits is defined in accordance with Section 2.2 (a)(2) of the BPD.

  ☐(2)
  Modified definition of Net Profits.    For purposes of this selection d., Net Profits is defined as follows:

      [Note: Any definition of Net Profits under this (2) must be described in a manner that precludes Employer discretion and must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations and must apply uniformly to all Participants.]

17.
Operating rules for applying the matching contribution formulas:

a.
Section 401(k) Deferrals taken into account:    (See Section 2.3(b)(3) of the BPD.) The matching contribution formula(s) elected in #16 above (and any limitations on the amount of a Participant's Section 401(k) Deferrals considered under such formula(s)) are applied separately for each:

☐(1)
Plan Year.

☐(2)
Plan Year quarter.

☐(3)
calendar month.

☒(4)
payroll period.

b.
Special rule for partial period of participation.    If an Employee is an Eligible Participant for only part of the period designated in a. above, included Compensation is taken into account for:

☐(1)
the entire period, including the portion of the period during which the Employee is not an Eligible Participant.

☒(2)
the portion of the period in which the Employee is an Eligible Participant.

    ☐(3)
    the portion of the period during which the Employee's election to make the Section 401(k) Deferrals is in effect.

☐18.
Qualified Matching Contributions (QMACs):    [Note: Regardless of any elections under this #18, the Employer may make a QMAC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QMAC allocated to correct the ADP or ACP Test which is not specifically authorized under this #18 will be allocated to all Eligible Participants who are Nonhighly Compensated Employees as a uniform percentage of Section 401(k) Deferrals made during the Plan Year. See Section 2.3(c) of the BPD.]

☐a.
All Employer Matching Contributions are designated as QMACs.

☐b.
Only Employer Matching Contributions described in Section(s)       under #16 above are designated as QMACs.

☐c.
In addition to any Employer Matching Contribution provided under #16 above, the Employer may make a discretionary QMAC that is allocated equally as a percentage of Section 401(k) Deferrals made during the Plan Year. The Employer may allocate QMACs only on Section 401(k) Deferrals that do not exceed a specific dollar amount or a percentage of Included Compensation that is uniformly determined by the Employer. QMACs will be allocated to:

☐(1)
Eligible Participants who are Nonhighly Compensated Employees.

☐(2)
all Eligible Participants.

19.
Allocation conditions.    An Eligible Participant must satisfy the following allocation conditions for an Employer Matching Contribution: [Check a. or b. Selection c. and/or d. may be checked in addition to b.]

☒a.
None.

☐b.
Safe harbor allocation condition.    An Employee must be employed by the Employer on the last day of the Plan Year OR must have more than      (not more than 500) Hours of Service for the Plan Year.

☐c.
Application to a specified period.    In applying the allocation condition under b., the allocation condition will be based on the period designated under #17. a., above. [This c. should be checked only if a period other than the Plan Year is selected under #17.a. above.]

    [Practitioner Note: If this c. is not checked, the allocation condition selected under b. above will apply with respect to the Plan Year, regardless of the period selected under #17.a. above. Sec Section 2.6(e)(3) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

  ☐d.
  The allocation condition described in b. will not apply if:

  ☐(1)
  the Participant dies during the Plan Year.

  ☐(2)
  the Participant is Disabled.

  ☐(3)
  the Participant, by the end of the Plan Year, has reached:

  ☐(a)
  Normal Retirement Age.

  ☐(b)
  Early Retirement Age.

Part 4C—Employer Nonelective Contributions

(See Section 2.3(d) and (e) of the BPD)

☐
Check this selection and complete this Part 4C to allow for Employer Nonelective Contributions.    [Note: Do not check this selection if the only Employer Nonelective Contributions authorized under the Plan are Safe Harbor Nonelective Contributions. Instead, complete the applicable elections under Part 4E of this Agreement.]

☐20.
Employer Nonelective Contribution (other than QNECs):

☐a.
Discretionary.    Discretionary with the Employer.

☐b.
Fixed uniform percentage.          % of each Eligible Participant's included Compensation.

☐c.
Uniform dollar amount.

☐(1)
A uniform discretionary dollar amount for each Eligible Participant.

☐(2)
$      for each Eligible Participant.

☐d.
Net Profits.    Check this d. if the contribution selected above is limited to Net Profits. [If this d. is checked also select (1) or (2) below.]

☐(1)
Default definition of Net Profits.    For purposes of this subsection d. Net Profits is defined in accordance with Section 22(a)(2) of the BPD.

☐(2)
Modified definition of Net Profits.    For purposes of this subsection d. Net Profits is defined as follows:

      [Note: Any definition for Net Profits under this (2) must be described in a manner that precludes Employer discretion, must satisfy the nondiscrimination requirements of §1.401(a)(4) of the regulations, and must apply uniformly to all Participants.]

☐21.
Allocation formula for Employer Nonelective Contributions (other than QNECs):    (See Section 2.3(d) of the BPD.)

☐a.
Pro Rate Allocation Method.    The allocation for each Eligible Participant is a uniform percentage of Included Compensation (or a uniform dollar amount if #20.c. is selected above).

☐b.
Permitted Disparity Method.    The allocation for each Eligible Participant is determined under the following formula: [Selection #20.a. above must also be checked.]

☐(1)
Two-Step Formula.

☐(2)
Four-Step Formula.

☐c.
Top-heavy minimum contribution.    In applying the Top Heavy Plan requirements under Article 16 of the BPD, the top-heavy minimum contribution will be allocated to all Eligible Participants, in accordance with Section 16.2(a) of the BPD. [Note: If this c, is not checked, any top-heavy minimum contribution will be allocated only to Non-Key Employees, in accordance with Section 16.2(n) of the BPD.]

☐22.
Qualified Nonelective Contribution (QNEC).    The Employer may make a discretionary QNEC that is allocated under the following method. [Note: Regardless of any elections under this #22, the Employer may make a QNEC to the Plan to correct a failed ADP or ACP Test, as authorized under Sections 17.2(d)(2) and 17.3(d)(2) of the BPD. Any QNEC allocated to correct the ADP or ACP Test which is not specifically authorized under this #22 will be allocated as a uniform percentage of

  Included Compensation to all Eligible Participants who are Nonhighly Compensated Employees. See Section 2.3(e) of the BPD.]

  ☐a.
  Pro Rata Allocation Method.    (See Section 2.3(e)(1) of the BPD.) The QNEC will be allocated as a uniform percentage of Included Compensation to:

  ☐(1)
  all Eligible Participants who are Nonhighly Compensated Employees.

  ☐(2)
  all Eligible Participants.

  ☐b.
  Bottom-up QNEC method.    The QNEC will be allocated to Eligible Participants who are Nonhighly Compensated Employees in reverse order of Included Compensation. (See Section 2.3(c)(2) of the BPD.)

  ☐c.
  Application of allocation conditions.    If this c. is checked, QNECs will be allocated only to Eligible Participants who have satisfied the allocation conditions under #24 below. [If this c. is not checked, QNECs will be allocated without regard to the allocation conditions under #24 below.]

23.
Operating rules for determining amount of Employer Nonelective Contributions.

a.
Special rules regarding Included Compensation.

(1)
Applicable period for determining Included Compensation.    In determining the amount of Employer Nonelective Contributions to be allocated to an Eligible Participant under this Part 4C, Included Compensation is determined separately for each: [If #21.b. above is checked, the Plan Year must be selected under (a) below.]

☐(a)
Plan Year.

☐(b)
Plan Year quarter.

☐(c)
calendar month

☐(d)
payroll period.

☐(2)
Special rule for partial period of participation.    If an Employee is an Eligible Participant for only part of the period designated under (1) above, Included Compensation is taken into account for the entire period, including the portion of the period during which the Employee is not an Eligible Participant. [If this selection (2) is not checked, Included Compensation is taken into account only for the portion of the period during which the Employee is an Eligible Participant.]

☐b.
Special rules for applying the Permitted Disparity Method.    [Complete this b. only if #21.b. above is also checked.]

☐(1)
Application of Four-Step Formula for Top-Heavy Plans.    If this (1) is checked, the Four-Step Formula applies instead of the Two-Step Formula for any Plan Year in which the Plan is a Top-Heavy Plan. [This (1) may only be checked if #21.b.(1) above is also checked.]

☐(2)
Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds:    [If this selection (2) is not checked. Excess Compensation under the Permitted Disparity Method is the amount of Included Compensation that exceeds the Taxable Wage Base.]

☐(a)
      % (may not exceed 100%) of the Taxable Wage Base.

☐1.
The amount determined under (a) is not rounded.

        ☐2.
        The amount determined under (a) is rounded (but not above the Taxable Wage Base) to the next higher.

        ☐a.
        $1.

        ☐b.
        $100.

        ☐c.
        $1,000.

      ☐(b)
                              (may not exceed the Taxable Wage Base).

      [Note: The maximum integration percentage of 5.7% must be reduced to (i) 5.4% if Excess Compensation is based on an amount that is greater than 80% but less than 100% of the Taxable Wage Base or (ii) 4.3% if Excess Compensation is based on an amount that is greater than 20% but less than or equal to 80% of the Taxable Wage Base. See Section 2.2(b)(2) of the BPD.]

24.
Allocation conditions.    An Eligible Participant must satisfy the following allocation conditions for an Employer Nonelective Contribution: [Check a. or b. Selection c. and/or d. may be checked in addition to b.]

☐a.
None.

☐b.
Safe harbor allocation condition.    An employee must be employed by the Employee on the last day of the Plan Year OR must have more than      (not more than 500) Hours of Service for the Plan Year.

☐c.
Application to a specified period.    In applying the allocation designated under b., the allocation condition will be based on the period designated under #23.a.(1) above [This c. should be checked only if a period other than the Plan Year is selected under #23.a.(1) above.]

    [Practitioner Note: if this c. is not checked, any allocation condition(s) selected under b. above will apply with respect to the Plan Year, regardless of the period selected under #23.a (1) above. See Section 2.6(e)(3) of the BPD for procedural rules for applying allocation conditions for a period other than the Plan Year.]

  ☐d.
  The allocation condition described in b. will not apply if:

  ☐(1)
  the Participant dies during the Plan Year.

  ☐(2)
  the Participant is Disabled.

  ☐(3)
  the Participant, by the end of the Plan Year, has reached:

  ☐(a)
  Normal Retirement Age.

  ☐(b)
  Early Retirement Age.

Part 4D—Employee After-Tax Contributions

(See Section 3.1 of the BPD)

25.
No Employee After Tax Contributions.    This Standardized Agreement does not permit Employee After-Tax Contributions.

26.
Restated Plans.    If this plan is being restated by the Agreement, and prior to execution of the Agreement the Plan permitted Employee. After-Tax Contributions, the right to make Employee After-Tax Contributions is discontinued as of the later of this adoption date or Effective Date of the restatement (unless a special Effective Date is specified under Appendix A of this Agreement).

Part 4E—Safe Harbor 401(k) Plan Election

(See Section 17.6 of the BPD)

☐
Check this selection and complete this Part 4E if the Plan is designed to be a Safe Harbor 401(k) Plan.

☐27.
Safe Harbor Matching Contribution:    The Employer will make an Employer Matching Contribution with respect to an Eligible Participant's Section 401(k) Deferrals under the following formula: [Complete selection a, or b. In addition, complete selection c.]

☐a.
Basic formula:    100% of Section 401(k) Deferrals up to the first 3% of Included Compensation, plus 50% of Section 401(k) Deferrals up to the next 2% of Included Compensation.

☐b.
Enhanced formula:

☐(1)
      % (not less than 100%) of Section 401(k) Deferrals up to      % of Included Compensation (not less than 4% and not more than 6%).

☐(2)
The sum of: [The contributions under this (2) must not be less than the contributions that would be calculated under a, at each level of Section 401(k) Deferrals.]

      ☐(a)          % of Section 401(k) Deferrals up to the first Compensation, plus

          (b)          % of Included

      ☐(c)          % of Section 401(k) Deferrals up to the next Compensation.

          (d)          % of Included

      [Note. The percentage in (c) may not be greater than the percentage in (a). In addition, the sum of the percentages in (b) and (d) may not exceed 6%.]

  c.
  Section 401(k) Deferrals taken into account:    (See Section 17.6(a)(1)(i) of the BPD.) The Safe Harbor Matching Contribution formula elected in a. or b. above (and any limitations on the amount of a Participant's Section 401(k) Deferrals considered under such formula(s)) are applied separately for each:

  ☐(1)
  Plan Year.

  ☐(2)
  Plan Year quarter.

  ☐(3)
  calendar month.

  ☐(4)
  payroll period.

☐28.
Safe Harbor Nonelective Contribution:          % (no less than 3%) of Included Compensation.

☐a.
Check this selection if the Employer will make this Safe Harbor Nonelective Contribution pursuant to a supplemental notice as described in Section 17.6(a)(1)(ii) of the BPD. If this a. is checked, the Safe Harbor Nonelective Contribution will be required only for a Plan Year for which the appropriate supplemental notice is provided. For any Plan Year in which the supplemental notice is not provided, the Plan is not a Safe Harbor 401(k) Plan.

☐b.
Check this selection to provide the Employer with the discretion to increase the above percentage to a higher percentage.

☐c.
Check this selection if the Safe Harbor Nonelective Contribution will be made under another Paired Plan maintained by the Employer and identify the Paired Plan:

☐d.
Check this d. if the Safe Harbor Nonelective Contribution offsets the allocation that would otherwise be made to the Participant under Part 4C, #21 above. If the Permitted Disparity

    Method is elected under Part 4C, #21.b., this offset applies only to the second step of the Two-Step Formula or the fourth step of the Four-Step Formula, as applicable.

☐29.
Special rule for partial period of participation.    If an Employee is an Eligible Participant for only part of a Plan Year, Included Compensation is taken into account for the entire Plan Year, including the portion of the Plan Year during which the Employee is not an Eligible Participant. [If this #29 is not checked, Included Compensation is taken into account only for the portion of the Plan Year in which the Employee is an Eligible Participant.]

30.
Eligible Participant.    For purposes of the Safe Harbor Contributions elected above, "Eligible Participant" means: [Check a., b. or c. Selection d. may be checked in addition to a., b. or c.]

☐a.
All Eligible Participants (as determined for Section 401(k) Deferrals).

☐b.
All Nonhighly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals).

☐c.
All Nonhighly Compensated Employees who are Eligible Participants (as Determined for Section 401(k) Deferrals) and all Highly Compensated Employees who are Eligible Participants (as determined for Section 401(k) Deferrals) but who are not Key Employees.

☐d.
Check this d. if the selection under a., b. or c., as applicable, applies only to Employees who would be Eligible Participants for any portion of the Plan Year if the eligibility conditions released for Section 401(k) Deferrals in Part I, #5 of this Agreement were one Year of Service and age 21. (See Section 17.6(a)(I) of the BPD.)

Part 4F—Special 401(k) Plan Elections

(See Article 17 of the BPD)

31.
ADP/ACP testing method.    In performing the ADP and ACP tests, the Employer will use the following method: (See Sections 17.2 and 17.3 of the BPD for an explanation of the ADP/ACP testing methods.)

☐a.
Prior Year Testing Method.

☐b.
Current Year Testing Method.

  [Practitioner Note: If this Plan is intended to be a Safe-Harbor 401(k) Plan under Part 4E above, the Current Year Testing Method must be elected under b. See Section 17.6 of the BPD.]

☐32.
First Plan Year for Section 401(k) Deferrals.    (See Section 17.2(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan permits Section 401(k) Deferrals. The ADP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

☐a.
the Prior Year Testing Method, assuming a 3% deferral percentage for the Nonhighly Compensated Employee Group.

☐b.
the Current Year Testing Method using the actual deferral percentages of the Nonhighly Compensated Employee Group.

☐33.
First Plan Year for Employer Matching Contributions.    (See Section 17.3(b) of the BPD.) Check this selection if this Agreement covers the first Plan Year that the Plan includes an Employer Matching Contribution formula. The ACP for the Nonhighly Compensated Employee Group for such first Plan Year is determined under the following method:

☐a.
the Prior Year Testing Method, assuming a 3% contribution percentage for the Nonhighly Compensated Employee Group.

☐b.
the Current Year Testing Method using the actual contribution percentages of the Nonhighly Compensated Employee Group.

Part 5—Retirement Ages

(See Sections 22.57 and 22.126 of the BPD)

34.
Normal Retirement Age:

☒a.
Age 65 (not to exceed 65).

☐b.
The later of (1) age       (not to exceed 65) or (2) the      (not to exceed 5th) anniversary of the date the Employee commenced participation in the Plan.

35.
Early Retirement Age:    [Check a or check b. and/or c.]

☒a.
Not applicable.

☐b.
Age      .

☐c.
Completion of      Years of Service, determined as follows:

☐(1)
Same as for eligibility.

☐(2)
Same as for vesting.

Part 6—Vesting Rules

(See Article 4 of the BPD)

•
Complete this Part 6 only if the Employer has elected to make Employer Matching Contributions under Part 4B or Employer Nonelective Contributions under Part 4C, Section 401(k) Deferrals, Employee After-Tax Contributions, QMACs, QNECs. Safe Harbor Contributions, and Rollover Contributions are always 100% vested. (See Section 4.2 of the BPD for the definitions of the various vesting schedules.)

36.
Normal vesting schedule:    [Check one of a. - f. for those contributions the Employer elects to make under Part 4 of this Agreement.]

	(1) Employer Match	(2) Employer Nonelective
a.	☐	☐	Full and immediate vesting.
b.	☐	☐	7-year graded vesting schedule.
c.	☐	☐	6-year graded vesting schedule.
d.	☐	☐	5-year cliff vesting schedule.
e.	☐	☐	3-year cliff vesting schedule.
f.	☒	☐	Modified vesting schedule:
(1) 20% after 1 Year of Service
(2) 40% after 2 Years of Service
(3) 60% after 3 Years of Service
(4) 80% after 4 Years of Service
(5) 100% after 5 Years of Service
(6) 100% after 6 Years of Service, and
(7) 100% after 7 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 7-year graded vesting schedule, unless 100% vesting occurs after no more than 5 Years of Service.]
37.
Vesting schedule when Plan is top-heavy:    [Check one of a. - d. for those contributions the Employer elects to make under Part 4 of this Agreement.]

	(1) Employer Match	(2) Employer Nonelective
a.	☐	☐	Full and immediate vesting.
b.	☐	☐	6-year graded vesting schedule.
c.	☐	☐	3-year cliff vesting schedule.
d.	☒	☐	Modified vesting schedule:
(1) 20% after 1 Year of Service
(2) 40% after 2 Years of Service
(3) 60% after 3 Years of Service
(4) 80% after 4 Years of Service
(5) 100% after 5 Years of Service, and
(6) 100% after 6 Years of Service.

[Note: The percentages selected under the modified vesting schedule must not be less than the percentages that would be required under the 6-year graded vesting schedule, unless 100% vesting occurs after no more than 3 Years of Service.]
☒38.
Service excluded under the above vesting schedule(s):

☒a.
Service before the original Effective Date of this Plan. (See Section 4.5(b)(1) of the BPD for rules that require service under a Predecessor Plan to be counted.)

☐b.
Years of Service completed before the Employee's      birthday (cannot exceed the 18th birthday).

☒39.
Special 100% vesting.    An Employee's vesting percentage increases to 100% if, while employed with the Employer, the Employee:

☒a.
dies.

☒b.
becomes Disabled (as defined in Section 22.53 of the BPD).

☐c.
reaches Early Retirement Age (as defined in Part 5, #35 above).

40.
Uniform application.    The vesting schedules elected under #36 and #37 above apply uniformly to all Employees of the Employer.

Part 7—Special Service Crediting Rules

(See Article 6 of the BPD)

        If no minimum service requirement applies under Part I, #5 of this Agreement and all contributions are 100% vested under Part 6, skip this Part 7.

•
Year of Service—Eligibility.    1,000 Hours of Service during an Eligibility Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #41 below.]

•
Eligibility Computation Period.    If one Year of Service is required for eligibility, the Shift-to-Plan-Year Method is used. If two Years of Service are required for eligibility, the Anniversary Year Method is used. [To modify, complete #42 below.]

•
Year of Service—Vesting.    1,000 Hours of Service during a Vesting Computation Period. Hours of Service are calculated using the Actual Hours Crediting Method. [To modify, complete #43 below.]

•
Vesting Computation Period.    The Plan Year. [To modify, complete #44 below.]

•
Break in Service Rules.    The Rule of Parity Break in Service rule applies for both eligibility and vesting. [To modify, complete #45 below.]

☒41.
Alternative definition of Year of Service for eligibility.

☐a.
A Year of Service is      Hours of Service (may not exceed 1,000) during an Eligibility Computation Period.

☒b.
Use the Equivalency Method (as defined in Section 6.5(a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

☒(1)
All Employees.

☐(2)
Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

☐c.
Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

☐42.
Alternative method for determining Eligibility Computation Periods.    (See Section 1.4(c) of the BPD.)

☐a.
One Year of Service eligibility.    Eligibility Computation Periods are determined using the Anniversary Year Method instead of the Shift-to-Plan-Year Method.

☐b.
Two Years of Service eligibility.    Eligibility Computation Periods are determined using the Shift-to-Plan-Year Method instead of the Anniversary Year Method.

☒43.
Alternative definition of Year of Service for vesting.

☐a.
A Year of Service is            Hours of Service (may not exceed 1,000) during a Vesting Computation Period.

☐b.
Use the Equivalency Method (as defined in Section 6.5 (a) of the BPD) to count Hours of Service. If this b. is checked, each Employee will be credited with 190 Hours of Service for each calendar month for which the Employee completes at least one Hour of Service, unless a different Equivalency Method is selected under #46 below. The Equivalency Method applies to:

    ☐(1)
    All Employees.

    ☐(2)
    Employees who are not paid on an hourly basis. For hourly Employees, the Actual Hours Method will be used.

  ☒c.
  Use the Elapsed Time Method instead of counting Hours of Service. (See Section 6.5(b) of the BPD.)

☒44.
Alternative method for determining Vesting Computation Periods. Instead of Plan Years, use Anniversary Years. (See Section 4.4 of the BPD.)

☒45.
The Rule of Parity Break in Service rule does not apply for purposes of determining eligibility or vesting under the Plan. [If this #45 is not checked, the Rule of Parity Break in Service Rule applies for purposes of eligibility and vesting. (See Sections 1.6 and 4.6 of the BPD.)]

☐46.
Special rules for applying Equivalency Method.    [This #46 may only be checked if #41.b. and/or #43.b. is checked above.]

☐a.
Alternative method. Instead of applying the Equivalency Method on the basis of months worked, the following method will apply. (See Section 6.5(a) of the BPD.)

☐(1)
Daily method.    Each Employee will be credited with 10 Hours of Service for each day worked.

☐(2)
Weekly method.    Each Employee will be credited with 45 Hours of Service for each week worked.

☐(3)
Semi-monthly method.    Each Employee will be credited with 95 Hours of Service for each semi-monthly payroll period worked.

☐b.
Application of special rules.    The alternative method elected in a. applies for purposes of: [Check (1) and/or (2).]

☐(1)
Eligibility.    [Check this (1) only if #42.b. is checked above.]

☐(2)
Vesting.    [Check this (2) only if #43.b. is checked above.]

Part 8—Allocation of Forfeitures

(See Article 5 of the BPD)

☐
Check this selection if ALL contributions under the Plan are 100% vested and skip this Part 8. (See Section 5.5 of the BPD for the default forfeiture rules if no forfeiture allocation method is selected under this Part 8.)

47.
Timing of forfeiture allocations:

	(1) Employer Match	(2) Employer Nonelective
a.	☒	☐	in the same Plan Year in which the forfeitures occur.
b.	☐	☐	in the Plan Year following the Plan Year in which the forfeitures occur.

48.
Method of allocating forfeitures:    (See the operating rules in Section 5.5 of the BPD.)

	(1) Employer Match	(2) Employer Nonelective
a.	☐	☐	Reallocate as additional Employer Nonelective Contributions using the allocation method specified in Part 4C, #21 of this Agreement. If no allocation method is specified, use the Pro Rata Allocation Method under Part 4C, #21.a. of this Agreement.
b.	☐	☐	Reallocate as additional Employer Matching Contributions using the discretionary allocation method in Part 4B, #16.b. of this Agreement.
c.	☒	☐	Reduce the: [Check one or both.]
☒(a) Employer Matching Contributions
☐(b) Employer Nonelective Contributions

the Employer would otherwise make for the Plan Year in which the forfeitures are allocated. [Note: If both (a) and (b) are checked, the Employer may adjust its contribution deposits in any manner, provided the total Employer Matching Contributions and Employer Nonelective Contributions (as applicable) properly take into account the forfeitures used to reduce such contributions for that Plan Year.]
☒49.
Payment of Plan expenses.    Forfeitures are first used to pay Plan expenses for the Plan Year in which the forfeitures are to be allocated. (See Section 5.5(c) of the BPD.) Any remaining forfeitures are allocated as provided in #48 above.

☐50.
Modification of cash-out rules.    The Cash-Out Distribution rules are modified in accordance with Sections 5.3(a)(1)(i)(C) and 5.3(a)(1)(ii)(C) of the BPD to allow for an immediate forfeiture, regardless of any additional allocations during the Plan Year.

Part 9—Distributions After Termination of Employment

(See Section 8.3 of the BPD)

•
The elections in this Part 9 are subject to the operating rules in Articles 8 and 9 of the BPD.

51.
Vested account balances in excess of $5,000.    Distribution is first available as soon as administratively feasible following:

☒a.
the Participant's employment termination date.

☐b.
the end of the Plan Year that contains the Participant's employment termination date.

☐c.
the first Valuation Date following the Participant's termination of employment.

☐d.
the Participant's Normal Retirement Age (or Early Retirement Age, if applicable) or, if later, the Participant's employment termination date.

52.
Vested account balances of $5,000 or less.    Distribution will be made in a lump sum as soon as administratively feasible following:

☒a.
the Participant's employment termination date.

☐b.
the end of the Plan Year that contains the Participant's employment termination date.

☐c.
the first Valuation Date following the Participant's termination of employment.

☒53.
Disabled Participant.    A Disabled Participant (as defined in Section 22.53 of the BPD) may request a distribution (if earlier than otherwise permitted under #51 or #52 (as applicable)) as soon as administratively feasible following:

☒a.
the date the Participant becomes Disabled.

☐b.
the end of the Plan Year in which the Participant becomes Disabled.

☐54.
Hardship withdrawals following termination of employment.    A terminated Participant may request a Hardship withdrawal (as defined in Section 8.6 of the BPD) before the date selected in #51 or #52 above, as applicable.

☐55.
Special operating rules.

☐a.
Modification of Participant consent requirement.    A Participant must consent to a distribution from the Plan, even if the Participant's vested Account Balance does not exceed $5,000. See Section 8.3(b) of the BPD. [Note: If this a. is not checked, the involuntary distribution rules under Section 8.3(b) of the BPD apply.]

☐b.
Distribution upon attainment of Normal Retirement Age (or age 62, if later).    A distribution from the Plan will be made without a Participant's consent if such Participant has terminated employment and has attained Normal Retirement Age (or age 62, if later). See Section 8.7 of the BPD.

Part 10—In-Service Distributions

(See Section 8.5 of the BPD)

•
The elections in this Part 10 are subject to the operating rules in Articles 8 and 9 of the BPD.

56.
Permitted in-service distribution events:    [Elections under the §401(k) Deferrals column also apply to any QNECs, QMACs, and Safe Harbor Contributions].

	(1) §401(k) Deferrals	(2) Employer Match	(3) Employer Nonelective
a.	☐	☐	☐	In-service distributions are not available.
b.	☒	☒	☐	After age 59 1/2. [If earlier than age 59 1/2, age is deemed to be age 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]
c.	☒	☒	☐	A safe harbor Hardship described in Section 8.6(a) of the BPD. [Note: Not applicable to QNECs, QMACs and Safe Harbor Contributions.]
d.	N/A	☐	☐	A Hardship described in Section 8.6(b) of the BPD.
e.	N/A	☐	☐	After the Participant has participated in the Plan for at least years (cannot be less than 5 years).
f.	N/A	☐	☐	At any time with respect to the portion of the vested Account Balance derived from contributions accumulated in the Plan for at least 2 years.
g.	☐	☐	☐	Upon a Participant becoming Disabled (as defined in Section 22.53).
h.	☒	☒	☐	Attainment of Normal Retirement Age. [If earlier than age 59 1/2 age is deemed to be 59 1/2 for Section 401(k) Deferrals if the selection is checked under that column.]
i.	N/A	☐	☐	Attainment of Early Retirement Age.
☐57.
Limitations that apply to in-service distributions:

☐a.
Available only if the Account which is subject to withdrawal is 100% vested. (See Section 4.8 of the BPD for special vesting rules if not checked.)

☐b.
No more than            In-service distribution(s) in a Plan Year.

☐c.
The minimum amount of any in-service distribution will be $                  (may not exceed $1,000).

Part 11—Distribution Options

(See Section 8.1 of the BPD)

58.
Optional forms of payment available upon termination of employment:

☒a.
Lump sum distribution of entire vested Account Balance.

☒b.
Single sum distribution of a portion of vested Account Balance.

☐c.
Installments for a specified term.

☐d.
Installments for required minimum distributions only.

☐e.
Annuity payments (see Section 8.1 of the BPD).

  [Practitioner Note: A Participant may receive a distribution in any combination of the forms of payment selected in a. - e.]

59.
Application of the Qualified Joint and Survivor Annuity (QJSA) and Qualified Preretirement Survivor Annuity (QPSA) provisions:    (See Article 9 of the BPD).

☒a.
Do not apply.    [Note: The QJSA and QPSA provisions automatically apply to any assets of the Plan that were received as a transfer from another plan that was subject to the QJSA and QPSA rules. If this a. is checked, the QJSA and QPSA rules generally will apply only with respect to transferred assets or if distribution is made in the form of life annuity, See Section 9.1(b) of the BPD.]

☐b.
Apply, with the following modifications:    [Check this b. to have all assets under the plan be subject to the QJSA and QPSA requirements. See Section 9.1(a) of the BPD.]

☐(1)
No Modifications.

☐(2)
Modified QJSA benefit.    Instead of a 50% survivor benefit, the normal form of the QJSA provides the following survivor benefit to the spouse:

☐(a)
100%.

☐(b)
75%.

☐(c)
66 2/3%.

☐(3)
Modified QPSA benefit.    Instead of a 50% QPSA benefit, the QPSA benefit is 100% of the Participant's vested Account Balance.

☐c.
One-year marriage rule.    The one-year marriage rule under Sections 8.4(c)(4) and 9.3 of the BPD applies. Under this rule a Participant's spouse will not be treated as a surviving spouse unless the Participant and spouse were married for at least one year at the time of the participant's death.

Part 12—Administrative Elections

•
Use this Part 12 to identify administrative elections authorized by the BPD. These elections may be changed without reexecuting this Agreement by substituting a replacement of this page with new elections. To the extent this Part 12 is not completed, the default provisions in the BPD apply.

60.
Are Participant loans permitted? (See Article 14 of the BPD.)

☐a.
No

☒b.
Yes

☐(1)
Use the default loan procedures under Article 14 of the BPD.

☒(2)
Use a separate written loan policy to modify the default loan procedures under Article 14 of the BPD.

61.
Are Participants permitted to direct investments? (See Section 13.5(c) of the BPD.)

☐a.
No

☒b.
Yes

☒(1)
Specify Accounts:    All accounts

☐(2)
Check this selection if the Plan is intended to comply with ERISA §404(c). (See Section 13.5(c)(2) of the BPD.)

62.
Is any portion of the Plan daily valued? (See Section 13.2(b) of the BPD.)

☐a.
No

☒b.
Yes.    Specify Accounts and/or investment options: All accounts

63.
Is any portion of the Plan valued periodically (other than daily)? (See Section 13.2(a) of the BPD.)

☒a.
No

☐b.
Yes

☐(1)
Specify Accounts and/or investment options:

☐(2)
Specify valuation date(s):

☐(3)
The following special allocation rules apply:    [if this (3) is not checked, the Balance Forward Method under Section 13.4(a) of the BPD applies.]

☐(a)
Weighted average method.    (See Section 13.4(a)(2)(i) of the BPD.)

☐(b)
Adjusted percentage method, taking into account      % of contributions made during the valuation period. (See Section 13.4(a)(2)(ii) of the BPD.)

☐(c)
(Describe allocation rules)

      [Practitioner Note: Any allocation rules described in (c) must be in accordance with a definite predetermined formula that is not based on compensation, that satisfies the nondiscrimination requirements of §1.401(a)(4) of the regulations, and that is applied uniformly to all Participants.]

64.
Does the Plan accept Rollover Contributions? (See Section 3.2 of the BPD.)

☐a.
No

☒b.
Yes

65.
Are life insurance investments permitted? (See Article 15 of the BPD.)

☒a.
No

☐b.
Yes

66.
Do the default QDRO procedures under Section 11.5 of the BPD apply?

☐a.
No

☒b.
Yes

67.
Do the default claims procedures under Section 11.6 of the BPD apply?

☐a.
No

☒b.
Yes

Part 13—Miscellaneous Elections

•
The following elections override certain default provisions under the BPD and provide special rules for administering the Plan. Complete the following elections to the extent they apply to the Plan.

☐68.
Determination of Highly Compensated Employees.

☐a.
The Top-Paid Group Test applies.    [If this selection a. is not checked, the Top-Paid Group Test will not apply. See Section 22.99(b)(4) of the BPD.]

☐b.
The Calendar Year Election applies.    [This selection b. may only be chosen if the Plan Year is not the calendar year. See Section 22.99(b)(5) of the BPD.]

☐69.
Special elections for applying the Annual Additions Limitation under Code §415.

☐a.
The Limitation Year is the 12-month period ending             .    [If this selection a. is not checked, the Limitation Year is the same as the Plan Year.]

☐b.
Total Compensation includes imputed compensation for a terminated Participant who is permanently and totally Disabled.    (See Section 7.4(g)(3) of the BPD.)

☐c.
Operating rules.    Instead of the default provisions under Article 7 of the BPD, the following rules apply:

☐70.
Election to use Old-Law Required Beginning Date.    The Old-Law Required Beginning Date (as defined in Section 10.3(a)(2) of the BPD) applies instead of the Required Beginning Date rules under Section 10.3(a)(1) of the BPD.

☐71.
Service credited with Predecessor Employers:    (See Section 6.7 of the BPD.)

☐a.
(Identify Predecessor Employers)

☐b.
Service is credited with these Predecessor Employers for the following purposes:

☐(1)
The eligibility service requirements elected in Part 1 of this Agreement.

☐(2)
The vesting schedule(s) elected in Part 6 of this Agreement.

☐(3)
The allocation requirements elected in Part 4 of this Agreement.

  ☐c.
  The following service will not be recognized:

  [Note: If the Employer is maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer must be counted for all purposes under the Plan. This #71 may be completed with respect to such Predecessor Employer indicating all service under selections (1), (2) and (3) will be credited. The failure to complete this #71 where the Employer is maintaining the Plan of a Predecessor Employer will not override the requirement that such predecessor service be credited for all purposes under the Plan. (See Section 6, 7 of the BPD) If the Employer is not maintaining the Plan of a Predecessor Employer, service with such Predecessor Employer will be credited under this Plan only if specifically elected under this #71. If the above crediting rules are to apply differently to service with different Predecessor Employers, attach separately completed elections for this item using the same format as above but listing only those Predecessor Employers to which the separate attachment relates.]

☐72.
Special rules where Employer maintains more than one plan.

☐a.
Top-heavy minimum contribution—Employer maintains this Plan and one or more Paired Defined Contribution Plans.    If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution under: (See Section 16.2(a)(5)(i) of the BPD.)

☐(1)
This Plan.

☐(2)
The following Paired Defined Contribution Plan maintained by the Employer:

☐(3)
Describe method for providing the top-heavy minimum contribution:

☐b.
Top-heavy minimum benefit—Employer maintains this Plan and one or more Paired Defined Benefit Plans.    If this Plan is a Top-Heavy Plan, the Employer will provide any required top-heavy minimum contribution or benefit under: (See Section 16.2(a)(5)(ii) of the BPD.)

☐(1)
This Plan, but the minimum required contribution is increased from 3% to 5% of Total Compensation for the Plan Year.

☐(2)
The following Paired Defined Benefit Plan maintained by the Employer:

☐(3)
Describe method for providing the top-heavy minimum contribution:

☐c.
Limitation on Annual Additions.    This c. should be checked only if the Employer maintains another Defined Contribution Plan (other than a Paired Plan) in which any Participant is a participant and the Employer will not apply the rules set forth under Section 7.2 of the BPD. Instead, the Employer will limit Annual Additions in the following manner:

☐73.
Special definition of Disabled.    In applying all allocation conditions under Parts 4B and 4C, the special vesting provisions under Part 6, and the distribution provisions under Parts 9 and 10 of this Agreement, the following definition of Disabled applies instead of the definition under Section 22.53 of the BPD:

  [Note: Any definition included under this #7B must satisfy the requirements of §1.401(a)(4) of the regulations and must be applied uniformly to all Participants.]

74.
The Fail-Safe Coverage Provision under Section 2.7 of the BPD does not apply under this Standardized Agreement.

75.
An Employee may not elect to waive participation under this Standardized Agreement.    (See Section 1.10 of the BPD.)

☐76.
Protected Benefits.    If there are any Protected Benefits provided under this Plan that are not specifically provided for under this Agreement, check this #76 and such an addition to this Agreement describing the Protected Benefits.

Signature Page

By signing this page, the Employer agrees to adopt (or amend) the Plan which consists of BPD #02 and the provisions elected in this Agreement. The Employer agrees that the Prototype Sponsor has no responsibility or liability regarding the suitability of the Plan for the Employer's needs or the options elected under this Agreement. It is recommended that the Employer consult with legal counsel before executing this Agreement.

77.	Name and title of authorized representative(s):	Signature(s):	Date:
	Mitchell Allee, President	/s/ MITCHELL ALLEE	6.22.04
	Linda A. Marvin, CFO	/s/ LINDA A. MARVIN	6.22.04

78.
Effective Date of this Agreement:
☐a.
New Plan. Check this selection if this is a new Plan. Effective Date of the Plan is:

☒b.
Restated Plan.    Check this selection if this is a restatement of an existing plan. Effective Date of the restatement is:    July 1, 2004
(1)
Designate the plan(s) being amended by this restatement:    Allegiant Air 401(k) Retirement Plan

(2)
Designate the original Effective Date of this plan (optional):    April 1, 2000

☐c.
Amendment by page substitution.    Check this selection if this is an amendment by substitution of certain pages of this Adoption Agreement. [If this c. is checked, complete the remainder of this Signature Page in the same manner as the Signature Page being replaced.]
(1)
Identify the page(s) being replaced:

(2)
Effective Date(s) of such changes:

☐d.
Substitution of sponsor.    Check this selection if a successor to the original plan sponsor is continuing this Plan as a successor sponsor, and substitute page 1 to identify the successor as the Employer.
(1)
Effective Date of the amendment is:

☐79.
Check this #79 if any special Effective Dates apply under Appendix A of this Agreement and complete the relevant sections of Appendix A.

80.
Prototype Sponsor Information.    The Prototype Sponsor will inform the Employer of any amendments made to the Plan and will notify the Employer if it discontinues or abandons the Plan. The Employer may direct inquiries regarding the Plan or the effect of the Favorable IRS Letter to the Prototype Sponsor at the following location:
a.
Name of Prototype Sponsor (or authorized representative):
American Funds Distributors, Inc.

b.
Address of Prototype Sponsor (or authorized representative):
333 South Hope Street, Los Angeles, CA 90071

c.
Telephone number of Prototype Sponsor (or authorized representative):
800-421-0180

Important information about this Prototype Plan.    A failure to properly complete the elections in this Agreement or to operate the Plan in accordance with applicable law may result in disqualification of the Plan. The Employer may rely on the Favorable IRS Letter issued by the National Office of the Internal Revenue Service to the Prototype Sponsor as evidence that the Plan is qualified under §401 of the Code, except to the extent provided in Rev. Proc. 2000-20 and Announcement 2001-77. Except as otherwise provided in this paragraph, an Employer who has ever maintained or who later adopts any plan in addition to this Plan (other than a Paired Plan) may not rely on the Favorable IRS Letter with respect to the requirements of §§415 and 416 of the Code. An Employer that adopts this Standardized Agreement will not be considered to have maintained another plan merely because the Employer has maintained another Defined Contribution Plan(s), provided such other plan(s) has been terminated prior to the effective date of this Standardized Agreement and no Annual Additions have been credited to the Account of any Participant under such other plan(s) as of any date within a Limitation Year of this Standardized Agreement. Likewise, if this Standardized Agreement is first effective on or after the effective date of the repeal of §415(c) of the Code, the Employer will not be considered to have maintained another plan merely because the Employer has maintained a Defined Benefit Plan(s), provided the Defined Benefit Plan(s) has been terminated prior to the effective date of this Standardized Agreement. If the Employer who adopts or maintains multiple plans wishes to obtain reliance with respect to the requirements of §§415 and 416 of the Code, application for a determination letter should be made to the office of Employee Plans Determinations of the Internal Revenue Service. The Employer may not be entitled to rely on the opinion letter in certain other circumstances, which are specified in the opinion letter issued with respect to the Plan of in §6 of Revenue Procedure 2000-20 and Announcement 2001-77. This Plan may only use a trust document that has been approved by the IRS for use with the Plan as a qualified trust.

Trustee Declaration

        By signing this Trustee Declaration, the Trustee agrees to the duties, responsibilities and liabilities imposed on the Trustee by the BPD #02 and this Agreement.

81.	Name(s) of Trustee(s):	Signature(s) of Trustee(s):	Date:
	Capital Bank and Trust Company	/s/ ILLEGIBLE	6/28/04
82.
Effective date of this Trustee Declaration:    July 1, 2004

83.
The Trustee's investment powers are as a Directed Trustee only.    The Trustee may only invest Plan assets as directed by Participants or by the Plan Administrator, the Employer, an investment Manager or other Named Fiduciary.

Upon issuance of a check from the Trust, no additional earnings will accrue to the Trust with respect to the uncashed check. Any earnings on an uncashed check may accrue to the Trustee.

Co-Sponsor Adoption Page #1

☒
Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor.    [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

84.
Name of Co-Sponsor:    Fresno Jet Center

85.
Employer Identification Number (EIN) of the Co-Sponsor:    94-2633530

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

86.	Name and title of authorized representative(s):	Signature:	Date:
	Mitchell Allee, President	/s/ MITCHELL ALLEE	6.22.04

87.
Effective date of this Co-Sponsor Adoption Page:    July 1, 2004

☐a.
Check here if this is the initial adoption of a new Plan by the Co-Sponsor.

☒b.
Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1)
Designate the plan(s) being amended by this restatement:    Allegiant Air 401(k) Retirement Plan

(2)
Designate the original Effective Date of the Co-Sponsor's Plan (optional):    April 1, 2000

☐88.
Describe any special Effective Dates:

Co-Sponsor Adoption Page #2

☒
Check this selection and complete the remainder of this page if a Related Employer will execute this Plan as a Co-Sponsor.    [Note: Only a Related Employer (as defined in Section 22.164 of the BPD) that executes this Co-Sponsor Adoption Page may adopt the Plan as a Co-Sponsor. See Article 21 of the BPD for rules relating to the adoption of the Plan by a Co-Sponsor. If there is a more than one Co-Sponsor, each one should execute a separate Co-Sponsor Adoption Page. Any reference to the "Employer" in this Agreement is also a reference to the Co-Sponsor, unless otherwise noted.]

89.
Name of Co-Sponsor:    CMS Solutions

90.
Employer Identification Number (EIN) of the Co-Sponsor:    77-0078631

By signing this page, the Co-Sponsor agrees to adopt (or to continue its participation in) the Plan identified on page 1 of this Agreement. The Plan consists of the BPD #02 and the provisions elected in this Agreement.

86.	Name and title of authorized representative(s):	Signature	Date:
	Mitchell Allee, President	/s/ MITCHELL ALLEE	6.22.04

92.
Effective date of this Co-Sponsor Adoption Page:    July 1, 2004

☐a.
Check here if this is the initial adoption of new Plan by the Co-Sponsor.

☒b.
Check here if this is an amendment or restatement of an existing plan maintained by the Co-Sponsor, which is merging into the Plan being adopted.

(1)
Designate the plan(s) being amended by this restatement:    Allegiant Air 401(k) Retirement Plan

(2)
Designate the original Effective Date of the Co-Sponsor's Plan (optional):    April 1, 2000

☐93.
Describe any special Effective Dates:

Appendix A—Special Effective Dates

A-1	☐	Eligibility conditions. The eligibility conditions specified in Part 1 of this agreement are effective:
A-2	☐	Entry Date. The Entry Date provisions specified in Part 2 of this Agreement are effective:
A-3	☐	Section 401(k) Deferrals. The provisions regarding Section 401(k) Deferrals selected under Part 4A of this Agreement are effective:
A-4	☐	Matching contribution formula. The Employer Matching Contribution formula(s) selected under Part 4B of this Agreement are effective:
A-5	☐	Employer contribution formula. The Employer Nonelective Contribution formula(s) selected under Part 4C of this Agreement are effective:
A-6	☐	Allocation conditions for receiving an Employer Matching Contribution. The allocation conditions designated under Part 4B, #19 of this Agreement are effective:
A-7	☐	Allocation conditions for receiving an Employer Matching Contribution. The allocation conditions designated under Part 4C, #24 of this Agreement are effective:
A-8	☐	Safe Harbor 401(k) Plan Provisions. The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement are effective:
A-9	☐	Vesting rules. The vesting schedules selected under Part 6 of this Agreement are effective:
A-10	☐	Service crediting rules for eligibility. The service crediting rules for determining a Year of Service for eligibility purposes under Section 1.4 of the BPD and Part 7 of this Agreement are effective:
A-11	☐	Service crediting rules for vesting. The service crediting rules for determining a Year of Service for vesting purposes under Section 4.5 of the BPD and Part 7 of this Agreement are effective:
A-12	☐	Forfeiture provisions. The Forfeiture provisions selected under Part 8 of this Agreement are effective:
A-13	☐	Distributions provisions. The distribution options selected under Part 9 of the Agreement are effective for distributions occurring after:
A-14	☐	In-service distribution provisions. The in-service distribution options selected under Part 10 of the Agreement are effective for distributions occurring after:
A-15	☐	Forms of distribution. The optional forms of distribution selected under Part 11 of this Agreement are eligible for distributions occurring after:
A-16	☐	Special effective date provisions for merged plans. If any qualified retirement plans have been merged into this Plan, the provisions of Section 22.59 apply, except as otherwise provided under this A-16:

A-17	☐	Other special effective dates:

Appendix B—GUST Operational Compliance

☒
Check this selection and complete the remainder of this page if this Plan is being adopted to comply retroactively with the GUST Legislation. An Employer need only check those provisions that apply. If this Plan is not being adopted to comply with the GUST Legislation, this Appendix B need not be completed and may be removed from the Agreement.

☐B-1.
Highly Compensated Employee rules.    (See Section 20.2 of the BPD.)

☐a.
Top-Paid Group Test.    The election under Part 13, #68.a. above to use (or to not use) the Top-Paid Group Test did not apply for the following post-1996 Plan Year(s):

☐b.
Calendar Year Election.    The election under Part 13, #68.b. above to use (or to not use) the Calendar Year Election did not apply for the following post-1996 Plan Year(s):

☐c.
The Old-Law Calendar Year    Election applied for the Plan Year that began in 1997.

☒B-2.
Required minimum distribution.    (See Section 10.4 of the BPD.)

☐a.
Option to postpone minimum distributions.    For calendar year(s)             , the Plan permitted Participants (other than Five-Percent Owners) who were still employed with the Employer to postpone minimum distributions in accordance with the Required Beginning Date rules under Section 10.3(a)(1) of the BPD, even though the Plan had not been ammended to contain such rules.

☐b.
Election to stop required minimum distributions.    Starting in calendar year             , a Participant (other than a Five-Percent Owner) who had already started receiving in-service minimum distributions under the Old-Law Required Beginning Date rules may stop receiving such minimum distributions until the Participant's Required Beginning Date under Section 10.3(a)(1) of the BPD. [If this b. is not checked, Participants who began receiving minimum distributions under the Old-Law Required Beginning Date rules must continue to receive such minimum distributions.]

☐c.
Application of Joint and Survivor Annuity rules. If Employees are permitted to stop their required minimum distributions under b. above and the Joint and Survivor Annuity requirements apply to the Plan under Article 9 of the BPD, the Participant:

☐(1)
will

☐(2)
will not

    be treated as having a new Distribution Commencement Date when distributions recommence. [Note: Do not check this c if the Plan is not subject to the Joint and Survivor Annuity requirements. See Section 10.4(c) of the BPD for operating rules concerning the application of the Joint and Survivor Annuity rules under this subsection c.]

  ☒d.
  Application of Proposed Regulations for the 2001 Plan Year.    [This a should be checked only if required minimum distributions made for calendar years beginning on or after January 1, 2001 will be made in accordance with the proposed regulations under Code §401(a)(9), which were issued in January 2001. If this d. is checked, required minimum distributions made for calendar years beginning on or after January 1, 2001 may be made in accordance with the proposed regulations, notwithstanding any provision in the Plan to the contrary. An election under this d. applies until the end of the last calendar year beginning before the effective date of final regulations under Code §401(a)(9) or such other date specified in guidance published by the Internal Revenue Service. If this d, is not checked, required minimum distributions will continue to be made in accordance with the provisions of Code §401(a)(9), without regard to the proposed regulations.]

  ☒(1)
  Effective date.    The election under d. to apply the proposed regulations under Code §401(a)(9) applies only for required minimum distributions that are made on or after January 1, 2001. [In no event may the proposed regulations apply to a required minimum distribution that is made for a calendar year that begins before January 1, 2001.]

☐B-3.
Special effective dates.

☐a.
Involuntary distribution threshold of $5,000 is first effective under this Plan for distributions made after            (no earlier than the first day of the first Plan Year beginning on or after August 5, 1997 and no later than the date the Plan is adopted). [If this a. is not checked, the $5,000 threshold applies to all distributions made on or after the first day of the first Plan Year beginning on or after August 5, 1997, except as provided in an earlier restatement or amendment of the Plan. See Section 20.4 of the BPD.]

  ☐b.
  Family aggregation is repealed for purposes of determining the allocation of Employer Contributions for Plan Years beginning            (no earlier than the first Plan Year beginning on or after January 1, 1997 and no later than the date the Plan is adopted). [If this b. is not checked, family aggregation is repealed as of the first Plan Year beginning on or after January 1, 1997. See Section 20.5 of the BPD.]

  ☐c.
  Qualified transportation fringes.    The inclusion of qualified transportation fringes in the definition of Total Compensation (and Included Compensation) is applicable for years beginning on or after            (no earlier than January 1, 1998 and no later than January 1, 2001). [If this c. is not checked, the inclusion of qualified transportation fringes is effective for years beginning on or after January 1, 2001. An earlier date should be entered under this c. only if the Plan was operated to include qualified transportation fringes in Total Compensation (and Included Compensation) during such period.]

☐B-4.
Code §415 limitation.    Complete this B-4 if for any Limitation Year in which the Code §415(e) limitation was applicable under Section 7.5 of the BPD, the Code §415(a) limitations were applied in a manner other than that described in Section 7.5(b) of the BPD. Any alternative method described in this B-4 that is used to comply with the Code §415(c) limitation must be consistent with Plan operation.

☐B-5.
Special 401(k) Plan elections.    (See Article 17 of the BPD)

☐a.
ADP/ACP testing methods during GUST remedial amendment period.    Check this a. if, in any Plan Year beginning after December 31, 1996, but before the adoption of this Agreement, the ADP Test or ACP Test was performed using a different testing method than the one selected under Part 4F, #31 a. or Part 4F, #31.b. and specify the Plan Year(s) in which the other testing method was used:

☐(1)
ADP Test:

☐(2)
ACP Test:

☐b.
Application of Safe Harbor 401(k) Plan provisions.    Check this b. if, prior to the adoption of this Agreement, the Plan was operated in accordance with the Safe Harbor 401(k) Plan provisions, and this Agreement is conforming the document to such operational compliance for the period to the adoption of this Agreement. [Note: This b. should be checked only if this Agreement is executed within the remedial amendment period applicable to the GUST Legislation. See Article 20 of the BPD.]

☐(1)
GUST effective date.    The Safe Harbor 401(k) Plan provisions under Part 4E are effective for the Plan Year beginning            (may not be earlier than the first Plan Year beginning on or after January 1, 1999).

☐(2)
Modifications to Part 4E.    Describe here, if applicable, any Safe Harbor 401(k) Plan provisions applied in operation that are not described or are inconsistent with the selections under Part 4E:

    [Note: The Safe Harbor 401(k) Plan provisions under Part 4E of this Agreement will apply for all Plan Years beginning on or after January 1, 1999 or the GUST effective date designated under (1) above unless specifically modified under this (2).]

EGTRRA—Sponsor

ARTICLE I
PREAMBLE

1.1
Adoption and effective date of amendment.    This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2
Adoption by prototype sponsor.    Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20 (or pursuant to the corresponding provision in Revenue Procedure 89-9 or Revenue Procedure 89-13), the sponsor hereby adopts this amendment on behalf of all adopting employers.

1.3
Supersession of inconsistent provisions.    This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

  The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

  Unless the employer elects otherwise in this Article II, the following defaults apply:

  1)
  The vesting schedule for matching contributions will be a 6 year graded schedule (if the plan currently has a graded schedule that does not satisfy EGTRRA) or a 3 year cliff schedule (if the plan currently has a cliff schedule that does not satisfy EGTRRA), and such schedule will apply to all matching contributions (even those made prior to 2002).
  2)
  Rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan is not subject to the qualified joint and survivor annuity rules and provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.
  3)
  The suspension period after a hardship distribution is made will be 6 months and this will only apply to hardship distributions made after 2001.
  4)
  Catch-up contributions will be allowed.
  5)
  For target benefit plans, the increased compensation limit of $200,000 will be applied retroactively (i.e., to years prior to 2002).

2.1
Vesting Schedule for Matching Contributions

  If there are matching contributions subject to a vesting schedule that does not satisfy EGTRRA, then unless otherwise elected below, for participants who complete an hour of service in a plan

1

  year beginning after December 31, 2001, the following vesting schedule will apply to all matching contributions subject to a vesting schedule:

  If the plan has a graded vesting schedule (i.e., the vesting schedule includes a vested percentage that is more than 0% and less than 100%) the following will apply:

Years of vesting service	Nonforfeitable percentage
2	20%
3	40%
4	60%
5	80%
6	100%

  If the plan does not have a graded vesting schedule, then matching contributions will be nonforfeitable upon the completion of 3 years of vesting service.

  In lien of the above vesting schedule, the employer elects the following schedule:

  a.☐
  3 year cliff (a participant's accrued benefit derived from employer matching contributions shall be nonforfeitable upon the participant's completion of three years of vesting service).
  b.☐
  6 year graded schedule (20% after 2 years of vesting service and an additional 20% for each year thereafter).
  c.☐
  Other (must be at least as liberal as a. or the b. above):

Years of vesting service	Nonforfeitable percentage
%
%
%
%
%

  The vesting schedule set forth herein shall only apply to participants who complete an hour of service in a plan year beginning after December 31, 2001, and, unless the option below is elected, shall apply to all matching contributions subject to a vesting schedule.

  d.☐
  The vesting schedule will only apply to matching contributions made in plan years beginning after December 31, 2001 (the prior schedule will apply to matching contributions made in prior plan years).

2.2
Exclusion of Rollovers in Application of Involuntary Cash-out Provisions (for profit sharing and 401(k) plans only), if the plan is not subject to the qualified joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of the participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
a.☐
Rollover contributions will not be excluded.
b.☐
Rollover contributions will be excluded only with respect to distributions made after            , (Enter a date no earlier than December 31, 2001.)
c.☐
Rollover contributions will only be excluded with respect to participants who separated from service after            , (Enter a date. The date may be earlier than December 31, 2001.)

2.3
Suspension period of hardship distributions.    If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then, unless the option below is elected, the suspension period following a hardship distribution shall only apply to hardship distributions made after December 31, 2001.

2

  ☐
  With regard to hardship distributions made during 2001, a participant shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

2.4
Catch-up contributions (for 401(k) profit sharing plans only):    The plan permits catch-up contributions (Article VI) unless the option below is elected.
☐
The plan does not permit catch-up contributions to be made.

2.5
For target benefit plans only:    The increased compensation limit ($200,000 limit) shall apply to years prior to 2002 unless the option below is elected.
☐
The increased compensation limit will not apply to years prior to 2002.

ARTICLE III
VESTING OF MATCHING CONTRIBUTIONS

3.1
Applicability.    This Article shall apply to participants who complete an Hour of Service after December 31, 2001, with respect to accrued benefits derived from employer matching contributions made in plan years beginning after December 31, 2001. Unless otherwise elected by the employer in Section 2.1 above, this Article shall also apply to all such participants with respect to accrued benefits derived from employer matching contributions made in plan years beginning prior to January 1, 2002.

3.2
Vesting schedule.    A participant's accrued benefit derived from employer matching contributions shall vest as provided in Section 2.1 of this amendment.

ARTICLE IV
INVOLUNTARY CASH-OUTS

4.1
Applicability and effective date.    If the plan provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.2 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants. However, regardless of the proceeding, this Article shall not apply if the plan is subject to the qualified joint and survivor annuity requirements of Sections 401(a)(11) and 417 of the Code.

4.2
Rollovers disregarded in determining value of account balance for involuntary distributions.    For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

ARTICLE V
HARDSHIP DISTRIBUTIONS

5.1
Applicability and effective date.    If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then this Article shall apply for calendar years beginning after 2001.

5.2
Suspension period following hardship distribution.    A participant who receives a distribution of elective deferrals after December 31, 2001, on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans of the employer for 6 months after receipt of the distribution. Furthermore, if elected by the employer in Section 2.3 of this amendment, a participant who receives a distribution of elective deferrals in

3

  calendar year 2001 on account of hardship shall be prohibited from making elective deferrals and employee contributions under this and all other plans until the later of January 1, 2002, or 6 months after receipt of the distribution.

ARTICLE VI
CATCH-UP CONTRIBUTIONS

Catch-up Contributions.    Unless otherwise elected in Section 2.4 of this amendment, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the plan year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

ARTICLE VII
INCREASE IN COMPENSATION LIMIT

Increase in Compensation Limit.    The annual compensation of each participant taken into account in determining allocations for any plan year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. Annual compensation means compensation during the plan year or such other consecutive 12-month period over which compensation is otherwise determined under the plan (the determination period). If this is a target benefit plan, then except as otherwise elected in Section 2.5 of this amendment, for purposes of determining benefit accruals in a plan year beginning after December 31, 2001, compensation for any prior determination period shall be limited to $200,000. The cost-of-living adjustment in effect for a calendar year applies to annual compensation for the determination period that begins with or within such calendar year.

ARTICLE VIII
PLAN LOANS

Plan loans for owner-employees or shareholder-employees.    If the plan permits loans to be made to participants, then effective for plan loans made after December 31, 2001, plan provisions prohibiting loans to any owner-employee or shareholder-employee shall cease to apply.

ARTICLE IX
LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)

9.1
Effective date.    This Section shall be effective for limitation years beginning after December 31, 2001.

9.2
Maximum annual addition.    Except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the annual addition that may be contributed or allocated to a participant's account under the plan for any limitation year shall not exceed the lesser of:

a.
$40,000, as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

b.
100 percent of the participant's compensation, within the meaning of Section 415(c)(3) of the Code, for the limitation year.

4

  The compensation limit referred to in b. shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an annual addition.

ARTICLE X
MODIFICATION OF TOP-HEAVY RULES

10.1
Effective date.    This Article shall apply for purposes of determining whether the plan is a top-heavy plan under Section 416(g) of the Code for plan years beginning after December 31, 2001, and whether the plan satisfies the minimum benefits requirements of Section 416(e) of the Code for such years. This Article amends the top-heavy provisions of the plan.

10.2
Determination of top-heavy status.

10.2.1
Key employee.    Key employee means any employee or former employee (including any deceased employee) who at any time during the plan year than includes the determination date was an officer of the employer having annual compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code for plan years beginning after December 31, 2002), a 5-percent owner of the employer, or a 1-percent owner of the employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a key employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

10.2.2
Determination of present values and amounts.    This Section 10.2.2 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of employees as of the determination date.

a.
Distributions during year ending on the determination date.    The present values of accrued benefits and the amounts of account balances of an employee as of the determination date shall be increased by the distributions made with respect to the employee under the plan and any plan aggregated with the plan under Section 416(g)(2) of the Code during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

b.
Employees not performing services during year ending on the determination date.    The accrued benefits and accounts of any individual who has not performed services for the employer during the 1-year period ending on the determination date shall not be taken into account.

10.3
Minimum benefits.

10.3.1
Matching contributions.    Employer matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the plan. The preceding sentence shall apply with respect to matching contributions under the plan or, if the plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer matching contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Section 401(m) of the Code.

10.3.2
Contributions under other plans.    The employer may provide, in an addendum to this amendment, that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of

5

  Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met). The addendum should include the name of the other plan, the minimum benefit that will be provided under such other plan, and the employees who will receive the minimum benefit under such other plan.

ARTICLE XI
DIRECT ROLLOVERS

11.1
Effective date.    This Article shall apply to distributions made after December 31, 2001.

11.2
Modification of definition of eligible retirement plan.    For purposes of the direct rollover provisions of the plan, an eligible retirement plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of the Code.

11.3
Modification of definition of eligible rollover distribution to exclude hardship distributions.    For purpose of the direct rollover provisions of the plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distribution may not elect to have any portion of such a distribution paid directly to an eligible retirement plan.

11.4
Modification of definition of eligible rollover distribution to include after-tax employee contributions.    For purpose of the direct rollover provisions in the plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

ARTICLE XII
ROLLOVERS FROM OTHER PLANS

Rollovers from other plans.    The employer, operationally and on a nondiscriminatory basis, may limit the source of rollover contributions that may be accepted by this plan.

ARTICLE XIII
REPEAL OF MULTIPLE USE TEST

Repeal of Multiple Use Test.    The multiple use test described in Treasury Regulation Section 1.401(m)-2 and the plan shall not apply for plan years beginning after December 31, 2001.

ARTICLE XIV
ELECTIVE DEFERRALS

14.1
Elective Deferrals—Contributions Limitation.    No participant shall be permitted to have elective deferrals made under this plan, or any other qualified plan maintained by the employer during any taxable year, in excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year, except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable.

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14.2
Maximum Salary Reduction Contributions for SIMPLE plans.    If this is SIMPLE 401(k) plan, then except to the extent permitted under Article VI of this amendment and Section 414(v) of the Code, if applicable, the maximum salary reduction contribution that can be made to this plan is the amount determined under Section 408(p)(2)(A)(ii) of the Code for the calendar year.

ARTICLE XV
SAFE HARBOR PLAN PROVISIONS

Modification of Top-Heavy Rules.    The top-heavy requirements of Section 416 of the Code and the plan shall not apply in any year beginning after December 31, 2001, in which the plan consists solely of cash or deferred arrangement which meets the requirements of Section 401(k)(12) of the Code and matching contributions with respect to which the requirements of Section 401(m)(11) of the Code are met.

ARTICLE XVI
DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT

16.1
Effective date.    This Article shall apply for distributions and transactions made after December 31, 2001, regardless of when the severance of employment occurred.

16.2
New distributable event.    A participant's elective deferrals, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the participant's severance from employment. However, such a distribution shall be subject to the other provisions of the plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on:

[Sponsor's signature and Adoption Date are on file with Sponsor]

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This amendment has been executed this            day of                        ,                                                                                                   .

Name of Employer: Allegiant Air, LLC

By:	EMPLOYER

Name of Plan: Allegiant Air 401(k) Retirement Plan

7

POST-EGTRRA—Sponsor

ARTICLE I
PREAMBLE

1.1
Adoption and effective date of amendment.    This amendment of the plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRC §401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2
Supersession of inconsistent provisions.    This amendment shall supersede the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.3
Adoption by prototype sponsor.    Except as otherwise provided herein, pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsor hereby adopts this amendment on behalf of all adopting employers.

ARTICLE II
ADOPTION AGREEMENT ELECTIONS

  The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

  Unless the employer elects otherwise in this Article II, the following defaults apply:

  1.
  If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

  2.
  For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

  3.
  The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

  4.
  Amounts that are "deemed 125 compensation" are not included in the definition of compensation.

2.1
Exclusion of Rollovers in Application of Involuntary Cash-out Provisions.    If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
a.☐
Rollover contributions will not be excluded.
b.☐
Rollover contributions will be excluded only with respect to distributions made after                        . (Enter a date no earlier than December 31, 2001).
c.☐
Rollover contributions will only be excluded with respect to participants who separated from service after                        . (Enter a date. The date may be earlier than December 31, 2001.)

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2.2
Catch-up contributions (for 401(k) profit sharing plans only):    The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
a.☐
The plan does not permit catch-up contributions to be made.
b.☐
Catch-up contributions are permitted effective as of:                        (enter a date no earlier than January 1, 2002).

  And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.

  c.☐
  Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3
Amendment for Section 401(a)(9) Final and Temporary Treasury Regulations.

a.
Effective date.    Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

☐
This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after                        (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

b.
Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

    Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year in which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and 6.4.2 of this amendment and, if applicable, the elections in Section 2.3.c of this amendment below.

    ☐
    The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.

  c.
  Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

  ☐
  If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

      If the above is elected, then this election will apply to:

      1.☐
      All distributions.
      2.☐
      The following distributions:                        .

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  d.
  Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

  ☐
  A designated beneficiary who is receiving payment under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.

2.4
Deemed 125 Compensation. Article VII of this amendment shall not apply unless otherwise elected below.

  ☐
  Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after                        (insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).

ARTICLE III
INVOLUNTARY CASH-OUTS

3.1
Applicability and effective date.    If the plan is subject to the qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

3.2
Rollovers disregarded in determining value of account balance for involuntary distributions.    For purposes of the Sections of the plan that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.

ARTICLE IV
HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution.    If the plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

ARTICLE V
CATCH-UP CONTRIBUTIONS

Catch-up Contributions.    Unless otherwise elected in Section 2.2 of this amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the

3

requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.

ARTICLE VI
REQUIRED MINIMUM DISTRIBUTIONS

6.1
GENERAL RULES

6.1.1
Effective Date.    Unless a later effective date is specified in Section 2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2
Coordination with Minimum Distribution Requirements Previously in Effect.    If the effective date of this amendment is earlier than calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3
Precedence.    The requirements of this amendment will take precedence over any inconsistent provisions of the Plan.

6.1.4
Requirements of Treasury Regulations Incorporated.    All distributions required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5
TEFRA Section 242(b)(2) Elections.    Notwithstanding the other provisions of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2
TIME AND MANNER OF DISTRIBUTION

6.2.1
Required Beginning Date.    The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

6.2.2
Death of Participant Before Distributions Begin.    If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)
If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begun by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

(b)
If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated

4

    beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

  (c)
  If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

  (d)
  If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant.

  For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distribution under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

6.2.3
Forms of Distribution.    Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

6.3
REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

6.3.1
Amount of Required Minimum Distribution For Each Distribution Calendar Year.    During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

(a)
the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

(b)
if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

6.3.2
Lifetime Required Minimum Distributions Continue Through Year of Participant's Death.    Required minimum distributions will be determined under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

6.4
REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6.4.1
Death On or After Date Distributions Begin.

(a)
Participant Survived by Designated Beneficiary.    If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining

5

    life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

    (1)
    The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

    (2)
    If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

    (3)
    If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

  (b)
  No Designated Beneficiary.    If the Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2
Death Before Date Distributions Begin.

(a)
Participant Survived by Designated Beneficiary.    Except as provided in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 6.4.1.

(b)
No Designated Beneficiary.    If the Participant dies before the date distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(c)
Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin.    If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5
DEFINITIONS

6.5.1
Designated beneficiary.    The individual who is designated as the Beneficiary under the Plan and is the designated beneficiary under Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-I, Q&A-4, of the Treasury regulations.

6.5.2
Distribution calendar year.    A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution

6

  calendar year is the calendar year in which distributions are required to begin under Section 6.2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3
Life expectancy.    Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

6.5.4
Participant's account balance.    The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of the dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5
Required beginning date.    The date specified in the Plan when distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.

ARTICLE VII
DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on

[Sponsor's signature and Adoption Date are on file with Sponsor]

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This amendment has been executed this            day of                        ,                                         .

Name of Plan: Allegiant Air 401(k) Retirement Plan

Name of Employer: Allegiant Air, LLC

By:	EMPLOYER

Name of Participating Employer: Fresno Jet Center CMS Solutions

By:	PARTICIPATING EMPLOYER

7

QuickLinks

AMERICAN FUNDS DISTRIBUTORS, INC. STANDARDIZED 401(K) PLAN
Part I—Eligibility Conditions (See Article 1 of the BPD)
Part 2—Commencement of Participation (See Section 1.5 of the BPD)
Part 3—Compensation Definitions (See Sections 22.102 and 22.197 of the BPD)
Part 4A—Section 401(k) Deferrals (See Section 2.3(a) of the BPD)
Part 4 B—Employer Matching Contributions (See Sections 2.3(b) and (c) of the BPD)
Part 4C—Employer Nonelective Contributions (See Section 2.3(d) and (e) of the BPD)
Part 4D—Employee After-Tax Contributions (See Section 3.1 of the BPD)
Part 4E—Safe Harbor 401(k) Plan Election (See Section 17.6 of the BPD)
Part 4F—Special 401(k) Plan Elections (See Article 17 of the BPD)
Part 5—Retirement Ages (See Sections 22.57 and 22.126 of the BPD)
Part 6—Vesting Rules (See Article 4 of the BPD)
Part 7—Special Service Crediting Rules (See Article 6 of the BPD)
Part 8—Allocation of Forfeitures (See Article 5 of the BPD)
Part 9—Distributions After Termination of Employment (See Section 8.3 of the BPD)
Part 10—In-Service Distributions (See Section 8.5 of the BPD)
Part 11—Distribution Options (See Section 8.1 of the BPD)
Part 12—Administrative Elections
Part 13—Miscellaneous Elections
Signature Page
Trustee Declaration
Co-Sponsor Adoption Page #1
Co-Sponsor Adoption Page #2
Appendix A—Special Effective Dates
Appendix B—GUST Operational Compliance
ARTICLE I PREAMBLE
ARTICLE II ADOPTION AGREEMENT ELECTIONS
ARTICLE III VESTING OF MATCHING CONTRIBUTIONS
ARTICLE IV INVOLUNTARY CASH-OUTS
ARTICLE V HARDSHIP DISTRIBUTIONS
ARTICLE VI CATCH-UP CONTRIBUTIONS
ARTICLE VII INCREASE IN COMPENSATION LIMIT
ARTICLE VIII PLAN LOANS
ARTICLE IX LIMITATIONS ON CONTRIBUTIONS (IRC SECTION 415 LIMITS)
ARTICLE X MODIFICATION OF TOP-HEAVY RULES
ARTICLE XI DIRECT ROLLOVERS
ARTICLE XII ROLLOVERS FROM OTHER PLANS
ARTICLE XIII REPEAL OF MULTIPLE USE TEST
ARTICLE XIV ELECTIVE DEFERRALS
ARTICLE XV SAFE HARBOR PLAN PROVISIONS
ARTICLE XVI DISTRIBUTION UPON SEVERANCE OF EMPLOYMENT
ARTICLE I PREAMBLE
ARTICLE II ADOPTION AGREEMENT ELECTIONS
ARTICLE III INVOLUNTARY CASH-OUTS
ARTICLE IV HARDSHIP DISTRIBUTIONS
ARTICLE V CATCH-UP CONTRIBUTIONS
ARTICLE VI REQUIRED MINIMUM DISTRIBUTIONS
ARTICLE VII DEEMED 125 COMPENSATION